Exhibit 10.8

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

MagnaChip/Infineon Confidential

PATENT CROSS-LICENSE AGREEMENT

This Patent Cross-License Agreement (“AGREEMENT”) is entered into on June 15, 2017 (“EFFECTIVE DATE”) by and between Infineon Technologies AG (“INFINEON”), a corporation duly incorporated under the laws of Germany having its principal offices at Am Campeon 1-12, 85579 Neubiberg, Germany, and MagnaChip Semiconductor, Ltd. (“MAGNACHIP”), a company duly organized under the laws of Korea, having its principal offices at 424, Teheran-ro, Gangnam-gu, Seoul 135-738, Republic of Korea (INFINEON and MAGNACHIP hereinafter collectively referred to as the “PARTIES” and individually as a “PARTY”).

Preamble

WHEREAS, each of the PARTIES desires to acquire for itself and its AFFILIATES (as “LICENSEE”) a non-exclusive license under patents of the other PARTY and its AFFILIATES (as “LICENSOR”);

WHEREAS, each of the PARTIES is engaged in semiconductor business;

WHEREAS, each of the PARTIES is willing to enhance its capability in research and development and other necessary functions as a semiconductor company; and

NOW THEREFORE, INFINEON and MAGNACHIP agree as follows:

1.	Definitions

1.1	“ACQUIRED ENTITY” shall have the meaning ascribed to it in Section 6.1.

1.2	“ACQUIRED PARTY” shall have the meaning ascribed to it in Section 6.2.

1.3	“ACQUIRING ENTITY” shall have the meaning ascribed to it in Section 6.2.

1.4	“ACQUIRING PARTY” shall have the meaning ascribed to it in Section 6.1.

1.5

“AFFILIATE” shall mean, with respect to any PERSON, any other PERSON that directly, or indirectly through one or more intermediaries, CONTROLS, is CONTROLLED by or is under common CONTROL with, such first PERSON, provided that such other PERSON shall be deemed to be an AFFILIATE only so long as such CONTROL exists. For these purposes, “CONTROL” shall mean that more than 50% of the controlled PERSON’s outstanding shares or ownership interests representing the right to make decisions for that PERSON are owned or controlled directly or indirectly by the controlling PERSON. Notwithstanding the foregoing, [***] shall not be regarded as an AFFILIATE of INFINEON.

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1.6	“AGREEMENT” shall have the meaning ascribed to it on page 1 of this AGREEMENT.

1.7	“BALANCING PAYMENTS” shall have the meaning ascribed to it in Section 4.1.1.

1.8

“COMPETITOR” shall mean, with respect to a PARTY, any PERSON that engages, as of the date of the closing of the transaction contemplated by Section 6.2 or 6.3, in a business that competes with the LICENSED PRODUCTS of such PARTY.

1.9	“DISCRETE POWER MOSFET PRODUCT” shall mean [***].

1.10	“EFFECTIVE DATE” shall have the meaning ascribed to it on page 1 of this AGREEMENT.

1.11	“IGBT DISCRETE PRODUCT” shall mean [***].

1.12	“INFINEON LICENSED PATENTS” shall mean:

(a)

all classes or types of patents, utility models and design patents, including applications therefor, in all countries of the world, which are issued or published, or filed prior to (and including) December 31, 2020, including continuations, divisionals, reissues and other pre-grant and post-grant applications and issuances and foreign counterparts thereof; and

(b)

under which patents, utility models or design patents (including applications therefor) INFINEON or any of its AFFILIATES has, during the TERM, the right to grant licenses of or within the scope granted herein without such grant or the exercise of rights thereunder resulting in the payment of royalties or other consideration by INFINEON or its AFFILIATES to THIRD PARTIES (except for payments among INFINEON and its AFFILIATES, and payments to employees of INFINEON or any of its AFFILIATES or to THIRD PARTIES for inventions made by said THIRD PARTIES while employed or otherwise engaged by INFINEON or any of its AFFILIATES).

1.13	“INFINEON LICENSED PRODUCTS” shall mean [***].

1.14	“LICENSED PATENTS” shall mean INFINEON LICENSED PATENTS or MAGNACHIP LICENSED PATENTS, as applicable.

1.15	“LICENSED PRODUCTS” shall mean INFINEON LICENSED PRODUCTS or MAGNACHIP LICENSED PRODUCTS, as applicable.

1.16	“LICENSEE” shall have the meaning ascribed to it on page 1 of this AGREEMENT.

1.17	“LICENSOR” shall have the meaning ascribed to it on page 1 of this AGREEMENT.

1.18	“MAGNACHIP LICENSED PATENTS” shall mean:

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(a)

all classes or types of patents, utility models and design patents, including applications therefor, in all countries of the world, which are issued or published, or filed prior to (and including) December 31, 2020, including continuations, divisionals, reissues and other pre-grant and post-grant applications and issuances and foreign counterparts thereof; and

(b)

under which patents, utility models or design patents (including applications therefor) MAGNACHIP or any of its AFFILIATES has, during the TERM, the right to grant licenses of or within the scope granted herein without such grant or the exercise of rights thereunder resulting in the payment of royalties or other consideration by MAGNACHIP or its AFFILIATES to THIRD PARTIES (except for payments among MAGNACHIP and its AFFILIATES, and payments to employees of MAGNACHIP or any of its AFFILIATES or to THIRD PARTIES for inventions made by said THIRD PARTIES while employed or otherwise engaged by MAGNACHIP or any of its AFFILIATES).

1.19

“MAGNACHIP LICENSED PRODUCTS” shall mean any DISCRETE POWER MOSFET PRODUCTS with identification numbers or codes assigned thereto and any individual IGBT DISCRETE PRODUCTS with identification numbers or codes assigned thereto, in each case first sold at production volume prior to (and including) December 31, 2020 which (i) are designed or developed by or for MAGNACHIP and/or any of its AFFILIATES (either solely or jointly with one or more THIRD PARTIES), or of which designs are licensed or acquired by MAGNACHIP and/or any of its AFFILIATES and (ii) if marketed, are marketed by MAGNACHIP and/or any of its AFFILIATES under its own name as its own product.

1.20

“MAGNACHIP POWER BUSINESS LINE” shall mean MAGNACHIP’s business line consisting of the design, marketing and sale of any and all power solutions products, where the term “power solutions” has the meaning generally understood in the global semiconductor industry. As of the EFFECTIVE DATE, the MAGNACHIP POWER BUSINESS LINE includes certain discrete and integrated circuit solutions for power management in consumer, communication and industrial applications — namely, power converters, discrete IGBTs, MOSFETs (low voltage, mid voltage, high voltage and superjunction) and power modules. Without limiting the foregoing, in the event that MAGNACHIP designs, markets and sells any other power solutions products now or anytime during the TERM, such products shall be deemed to be a part of the MAGNACHIP POWER BUSINESS LINE.

1.21	“MX” shall mean MagnaChip Semiconductor Corporation, a corporation duly incorporated under the laws of the State of Delaware, U.S.A.

1.22

“PERSON” shall mean an individual, corporation, partnership, limited liability company, limited liability partnership, syndicate, person, trust, association, organization or other entity, including any successor, by merger or otherwise, of any of the foregoing.

1.23	“PRIOR LICENSE AGREEMENT” shall have the meaning ascribed to it in Section 6.1.

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1.24	“RECIPIENT” shall have the meaning ascribed to it in Section 6.3.

1.25	“RECIPIENT LICENSED PATENTS” shall mean:

(a)

all classes or types of patents, utility models and design patents, including applications therefor, in all countries of the world, which are issued or published, or filed prior to (and including) December 31, 2020, including continuations, divisionals, reissues and other pre-grant and post-grant applications and issuances and foreign counterparts thereof; and

(b)

under which patents, utility models or design patents (including applications therefor) RECIPIENT or any of its AFFILIATES has, during the TERM, the right to grant licenses of or within the scope granted herein without such grant or the exercise of rights thereunder resulting in the payment of royalties or other consideration by RECIPIENT or its AFFILIATES to THIRD PARTIES (except for payments among RECIPIENT and its AFFILIATES, and payments to employees of RECIPIENT or any of its AFFILIATES or to THIRD PARTIES for inventions made by said THIRD PARTIES while employed or otherwise engaged by RECIPIENT or any of its AFFILIATES).

1.26	“SUBSIDIARY” of a PERSON shall mean a corporation, company or other entity:

(a)

more than fifty percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly, by such PERSON, but such corporation, company or other entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists; or

(b)

which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such corporation, company or other entity is now or hereafter, owned or controlled, directly or indirectly, by such PERSON, but such corporation, company or other entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists.

Notwithstanding the foregoing, [***] shall not be regarded as a SUBSIDIARY of INFINEON.

1.27	“TERM” shall have the meaning ascribed to it in Section 5.1.

1.28	“THIRD PARTY” shall mean a PERSON other than a PARTY, a PARTY’S AFFILIATE or a PARTY’S SUBSIDIARY.

1.29	“THIRD PARTY MANUFACTURER” shall mean a manufacturer that is a THIRD PARTY, subject to the conditions set forth in Section 2.3.

1.30	“TRANSFERRING PARTY” shall have the meaning ascribed to it in Section 6.3.

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2.	License Grants

2.1

INFINEON, as LICENSOR, hereby grants and shall cause its AFFILIATES to grant to MAGNACHIP, as LICENSEE, a non-exclusive, non-transferable (except in accordance with Section 7.2), worldwide license, without the right to sublicense (except to its AFFILIATES in accordance with Section 2.5), under INFINEON LICENSED PATENTS:

(a)

to make (including the right to use any apparatus and practice any method in making, including without limitation design, test, assemble etc.), use, import, offer for sale, lease, license, sell and/or otherwise dispose of MAGNACHIP LICENSED PRODUCTS; and

(b)

to have MAGNACHIP LICENSED PRODUCTS made by a THIRD PARTY MANUFACTURER for the use, importation, offer for sale, lease, sale and/or other disposition of such LICENSED PRODUCTS by MAGNACHIP subject to the conditions set forth in Section 2.3.

2.2

MAGNACHIP, as LICENSOR, hereby grants and shall cause its AFFILIATES to grant to INFINEON, as LICENSEE, a non-exclusive, non-transferable (except in accordance with Section 7.2), worldwide license, without the right to sublicense (except to its AFFILIATES in accordance with Section 2.5), under MAGNACHIP LICENSED PATENTS:

(a)

to make (including the right to use any apparatus and practice any method in making, including without limitation design, test, assemble etc.), use, import, offer for sale, lease, license, sell and/or otherwise dispose of INFINEON LICENSED PRODUCTS; and

(b)

to have INFINEON LICENSED PRODUCTS made by THIRD PARTY MANUFACTURER for the use, importation, offer for sale, lease, sale and/or other disposition of such LICENSED PRODUCTS by INFINEON subject to the conditions set forth in Section 2.3.

2.3	The licenses granted in Section 2.1(b) and 2.2(b) to have LICENSED PRODUCTS made by a THIRD PARTY MANUFACTURER:

(a)	shall only apply to such LICENSED PRODUCTS manufactured by such THIRD PARTY MANUFACTURER for LICENSEE after the EFFECTIVE DATE;

(b)

shall only apply to LICENSED PRODUCTS or portions thereof for which the specifications were created by LICENSEE (either solely or jointly with one or more THIRD PARTIES) or for LICENSEE or by or for LICENSEE’S predecessor (including specifications licensed or acquired by LICENSEE or LICENSEE’S predecessor from THIRD PARTIES);

(c)	shall only be granted under claims of LICENSED PATENTS, the infringement of which would be necessary in order to comply with such specifications;

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(d)	shall not apply to any apparatus or methods when used or practiced by said THIRD PARTY MANUFACTURER for the manufacture of products other than LICENSED PRODUCTS;

(e)

shall not include the right to resell LICENSED PRODUCTS to the THIRD PARTY MANUFACTURER for the purpose of further resale by the THIRD PARTY MANUFACTURER under its own name, trade mark or logo to THIRD PARTIES; and

(f)

shall not apply to the manufacture or assembly by the THIRD PARTY MANUFACTURER of a standard, off-the shelf product of the THIRD PARTY MANUFACTURER, originally designed or developed by or for the THIRD PARTY MANUFACTURER and to which only minor revisions are made to conform to the specifications of the LICENSED PRODUCT.

For the avoidance of doubt, the licenses granted in Section 2.1(b) and 2.2(b) to have LICENSED PRODUCTS made by a THIRD PARTY MANUFACTURER shall not extend to the manufacturing process employed by the THIRD PARTY for manufacture of LICENSED PRODUCTS, except to the extent that the manufacturing process has been licensed or provided to the THIRD PARTY MANUFACTURER by LICENSEE.

Notwithstanding the foregoing, with respect to the manufacturing process employed by the THIRD PARTY MANUFACTURER, each PARTY agrees not to assert its rights under the LICENSED PATENTS against the other PARTY and/or its AFFILIATES and/or their customers to the extent the other PARTY would be licensed under this AGREEMENT if the manufacturing process had been provided by the other PARTY; provided, however, that each PARTY reserves the right to assert its rights against the THIRD PARTY MANUFACTURER or any other THIRD PARTY.

In response to a written request identifying a LICENSED PRODUCT and a THIRD PARTY MANUFACTURER, LICENSEE shall in a timely manner inform LICENSOR whether such LICENSED PRODUCT is manufactured by such THIRD PARTY MANUFACTURER pursuant to the license granted in Section 2.1(b) or 2.2(b).

2.4

It is the intent of the PARTIES that a PARTY is not subject to claims of indirect infringement (under 35 U.S.C. 271(b) and (c)) of any LICENSED PATENT of the other PARTY (“INDIRECT INFRINGEMENT”) arising from any activity that is authorized under the licenses granted to such PARTY under this AGREEMENT; provided that (a) nothing in this Section 2.4 will be deemed to constitute or give rise to any right of any THIRD PARTY by way of exhaustion or otherwise, and (b) an assertion of claims of infringement against any THIRD PARTY is not an assertion of INDIRECT INFRINGEMENT against the other PARTY for purposes of this Section 2.4. Each PARTY agrees that it will not in any event advocate or advise that this Section 2.4 constitutes or gives rise to any right of any THIRD PARTY by way of exhaustion or otherwise.

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The PARTIES agree that a PARTY has the right to sue a THIRD PARTY for patent infringement where such infringement arises from a combination of LICENSED PRODUCT with any other products or from the interaction/relationship between the LICENSED PRODUCT and such other products, but such PARTY shall not sue such THIRD PARTY for patent infringement solely based on the other PARTY’s LICENSED PRODUCT. By way of example and for the avoidance of any doubt regarding the effect of patent exhaustion, if MAGNACHIP’s customer (a THIRD PARTY) purchases a discrete power MOSFET product constituting a LICENSED PRODUCT from MAGNACHIP and incorporates such product into its TV device, which naturally includes many other semiconductor components and materials, then INFINEON shall have the right to sue such customer for patent infringement based on such other semiconductor components or materials or based on the interaction/relationship between the LICENSED PRODUCT and such other semiconductor components or materials, but not based solely on the LICENSED PRODUCT that the customer purchased from MAGNACHIP.

Nothing contained in this AGREEMENT shall be construed as conferring any rights by implication, estoppels or otherwise, under any non-patent intellectual property right, or any patents, patent applications, utility models or utility model applications, other than the LICENSED PATENTS. Neither PARTY is required hereunder to furnish or disclose to the other any technical or other information (including copies of LICENSED PATENTS) except as specifically provided herein.

In the event that neither a PARTY nor any of its AFFILIATES has the right to grant a license of the scope set forth in Section 2 under any particular LICENSED PATENT, then the license granted herein under said LICENSED PATENT shall be of the broadest scope which said PARTY or any of its AFFILIATES has the right to grant within the scope set forth above.

2.5

The licenses granted herein include the right of each PARTY to grant sublicenses to its AFFILIATES existing on or after the EFFECTIVE DATE, which sublicenses may include the right of the sublicensed AFFILIATES to grant sublicenses to other AFFILIATES. No sublicense shall be broader in any respect at any time during the TERM than the license held at that time by the PARTY that granted the sublicense.

Except as otherwise provided in Section 6, a sublicense granted to an AFFILIATE shall terminate on the earlier of:

(a)	the date on which such AFFILIATE ceases to be an AFFILIATE of a PARTY hereto; and

(b)	the date of termination or expiration of the license to the PARTY or AFFILIATE that granted the sublicense.

If an AFFILIATE ceases to be an AFFILIATE and holds any LICENSED PATENTS under which a PARTY hereto is licensed, such license shall continue for the TERM.

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3.	Releases and Non-Assertion Covenants

3.1

MAGNACHIP and its AFFILIATES hereby release, acquit and forever discharge INFINEON, its AFFILIATES, directors, officers, employees, successors, customers, THIRD PARTY MANUFACTURERS and end users in any country, for any time prior to the EFFECTIVE DATE, from any and all claims or liability for acts of infringement or alleged infringement of any of MAGNACHIP LICENSED PATENTS under which a license is herein granted by MAGNACHIP and which, if performed after the EFFECTIVE DATE, would have been licensed pursuant to the terms of this AGREEMENT.

3.2

Upon INFINEON’S receipt in full of BALANCING PAYMENT NO. 1 and BALANCING PAYMENT NO. 2, INFINEON and its AFFILIATES hereby, automatically and without further action being required, release, acquit and forever discharge MAGNACHIP, its AFFILIATES, directors, officers, employees, successors, customers, THIRD PARTY MANUFACTURERS and end users in any country, for any time prior to the EFFECTIVE DATE, from any and all claims or liability for acts of infringement or alleged infringement of any of INFINEON LICENSED PATENTS under which a license is herein granted by INFINEON and which, if performed after the EFFECTIVE DATE, would have been licensed pursuant to the terms of this AGREEMENT. Prior to INFINEON’S receipt in full of BALANCING PAYMENT NO. 1 and BALANCING PAYMENT NO. 2, no release will be understood to have been granted by INFINEON.

3.3

Subject to Section 5.4 and until the release set forth in Section 3.2 becomes effective, INFINEON and its AFFILIATES hereby covenant not to file against MAGNACHIP, its AFFILIATES, directors, officers, employees, successors, customers, THIRD PARTY MANUFACTURERS and/or end users any suit for infringement of any INFINEON LICENSED PATENTS under which a license is herein granted by INFINEON and which, if performed after the EFFECTIVE DATE, would have been licensed pursuant to the terms of this AGREEMENT.

3.4

The releases and non-assertion covenants contained herein shall not apply to any person other than the persons named in this Section 3 and shall not apply to the manufacture of any items by any person other than the PARTIES and their AFFILIATES and their respective THIRD PARTY MANUFACTURERS. The releases granted herein are effective immediately upon receipt of the payment due, if any, under Section 4.

4.	Payments

4.1	MAGNACHIP shall make the following payments to INFINEON in accordance with the following provisions:

4.1.1	Balancing Payments

In consideration for the license granted by each PARTY and its AFFILIATES pursuant to this AGREEMENT and the releases set forth in Section 3, MAGNACHIP shall pay to INFINEON in accordance with the agreed upon payment schedule as set forth in Annex 1 a sum of [***] (collectively, the “BALANCING PAYMENTS”).

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For each BALANCING PAYMENT installment as set forth in Annex 1, INFINEON will issue a corresponding invoice, and payments shall be made not later than (i) fifteen (15) calendar days following the receipt by MAGNACHIP of the respective invoice or (ii) the respective due date, whichever is later.

4.1.2

For the avoidance of doubt, no payment is to be made by INFINEON or its AFFILIATES to MAGNACHIP or its AFFILIATES with respect to the licenses and other rights granted by MAGNACHIP or its AFFILIATES to INFINEON and its AFFILIATES; provided that the foregoing shall not have any effect on any obligation that may arise under this AGREEMENT whereby INFINEON is required to make an adjustment payment or a refund payment to MAGNACHIP, including pursuant to Section 6.2.

4.2

MAGNACHIP shall be liable for interest on any overdue payment required to be made pursuant to this Section 4, commencing on the date such payment becomes due, at an annual rate of ten percent (10%). If such interest rate exceeds the maximum permissible legal rate in the jurisdiction where a claim therefor is being asserted, the interest rate shall be reduced to such maximum permissible legal rate.

4.3	Payments shall be made in US Dollars by electronic funds transfer and shall be deemed to be made on the date credited to the following account of INFINEON:

Bank	[***]
Account No.	[***]
Swift Code	[***]
IBAN	[***]

4.4

With the exception of value added tax (hereinafter “VAT”) and similar taxes (if any), all taxes, customs duties and other charges imposed by governmental authorities on INFINEON with respect to any payments to be made by MAGNACHIP under or in connection with this AGREEMENT (hereinafter “TAXES”) shall be the responsibility of INFINEON. All fees and charges hereunder shall include all TAXES.

All fees and charges (amounts) specified in accordance with this AGREEMENT shall be net of any VAT, sales tax, goods and service tax, business taxes or similar taxes thereon. Insofar as the license grants agreed upon under this AGREEMENT are subject to VAT or similar taxes, such VAT / similar taxes shall – to the extent they are not owed to the competent tax authority by the respective Licensee under a reverse charge mechanism/for an intra-community acquisition (or any similar provision under the applicable tax laws) – be paid by the respective Licensee in addition to the agreed amounts. The respective Licensor is obliged to render proper invoices within the meaning of the applicable tax law.

Notwithstanding the foregoing, the PARTIES acknowledge that for VAT purposes INFINEON supplies its service to a place of business of MAGNACHIP outside of Germany (that is, cross-border supply of services) and does not have to charge German VAT, MAGNACHIP will inform INFINEON in writing if a permanent establishment is to be established in Germany to which INFINEON’s service is to be rendered. In the event

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that the PARTIES determine jointly that the place of supply (from INFINEON to MAGNACHIP) has changed to a German place of business and that INFINEON has to charge German VAT at statutory rates, then MAGNACHIP shall bear the cost of such German VAT, provided that INFINEON issues to MAGNACHIP on a timely basis an invoice that complies with the requirements of sec. 14, para. 4 of the German VAT Act (Umsatzsteuergesetz). The same applies in case the German tax authorities assess such German VAT on the grounds that MAGNACHIP has a permanent establishment in Germany. If MAGNACHIP fails to timely inform INFINEON about establishing a permanent establishment in Germany, MAGNACHIP holds INFINEON harmless of any damages, fines or penalties assessed against INFINEON as a result of MAGNACHIP having a permanent establishment in Germany.

All amounts due under this AGREEMENT shall be paid without deduction for income taxes. If withholdings of whatever nature are due on payments to be made by any LICENSEE or LICENSOR, then the PARTIES shall cooperate to achieve, if possible, a partial or complete exemption from the withholding obligation and to make the withholding at the lowest possible rate. Should a withholding obligation nevertheless exist, LICENSEE shall make the necessary gross-up payments to leave LICENSOR (after the deduction of the withholding tax) with an amount equal to the payment which would have been due had no withholding tax deduction been required. Gross-up payment for the tax to be withheld by LICENSEE shall not be made (i) if and to the extent LICENSOR may claim a credit in its own tax jurisdiction and (ii) if and to the extent LICENSOR may claim a refund of the tax withheld in the jurisdiction of the LICENSEE. In this event, LICENSEE shall promptly furnish receipts and other documents evidencing the payment of such withholding taxes.

Each PARTY shall be responsible for any and all taxes payable to any local, autonomous, state and/or national governments on its LICENSED PRODUCTS manufactured, imported, exported, distributed, marketed, promoted, advertised and/or sold, and the PARTIES shall reasonably cooperate with each other in obtaining exemption from withholding taxes where available under applicable law.

5.	Term and Termination

5.1

This AGREEMENT shall become effective as of the EFFECTIVE DATE and shall continue in effect until December 31, 2021 (the “TERM”). Unless this AGREEMENT is terminated before the end of TERM pursuant to Section 5.2, 5.3 or 5.4, at the request of a PARTY the PARTIES shall in good faith, commence discussing a renewal at least two (2) months prior to the end of TERM, including the consideration for renewal and the adjustment of the scope of LICENSED PRODUCTS under this AGREEMENT.

5.2

If, during the TERM, a PARTY or any of its AFFILIATES files any suit for infringement of any LICENSED PATENTS against the other PARTY or any of its AFFILIATES with regard to any product which is not a LICENSED PRODUCT (such PARTY hereinafter referred to as “ASSERTING PARTY”), the other PARTY shall have the right to terminate the ASSERTING PARTY’s and its AFFILIATES’ rights and licenses granted pursuant to this AGREEMENT with immediate effect. Should the other PARTY exercise this right: (i)

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the other PARTY’s obligations (including without limitation any payment obligations) set forth in this AGREEMENT shall likewise terminate with immediate effect; and (ii) the licenses granted to the other PARTY under this AGREEMENT shall survive for the TERM, and the ASSERTING PARTY’s obligations (including without limitation any payment obligations) set forth in this AGREEMENT shall likewise survive for the TERM. The terms and conditions of this AGREEMENT shall be otherwise unaffected.

If MAGNACHIP is the ASSERTING PARTY and INFINEON terminates MAGNACHIP’s and its AFFILIATES’ rights and licenses granted pursuant to this AGREEMENT, all BALANCING PAYMENTS as set forth in Annex 1 shall automatically become due and payable in full on the effective date of such termination.

In the event of a PARTY being acquired by a THIRD PARTY pursuant to Section 6.2, the other PARTY shall have the right to terminate this Section 5.2 with immediate effect by giving written notice to the ACQUIRED PARTY within ninety (90) calendar days from receiving written notice of such acquisition.

5.3

Either PARTY may terminate this AGREEMENT with immediate effect by giving written notice to the other PARTY if such other PARTY: (a) becomes insolvent or makes an assignment for the benefit of creditors, or attempts to effect a composition with creditors; (b) suspends normal business operations; or (c) files a petition for bankruptcy, insolvency or reorganization, or for the appointment of a receiver, trustee or custodian for any creditor or its property (or any substantial portion thereof), or any similar petition or commencement of any similar action under applicable law, or has such a petition filed or proceeding commenced against it and such a petition filed or proceeding commenced against it is not dismissed within sixty (60) calendar days.

5.4

If any BALANCING PAYMENT is not made in full on or prior to the applicable due date, then INFINEON may terminate this AGREEMENT by providing written notice to MAGNACHIP; provided, however, that such written notice shall include sufficient details to inform MAGNACHIP as to the reason for the termination notice, including the amount due; and provided further that, MAGNACHIP shall have thirty (30) calendar days from receipt of such notice to cure its non-payment. If MAGNACHIP fails to make the required payment within such 30-day period, then INFINEON’s termination notice shall become effective immediately upon expiration of such 30-day period. In the event of termination by INFINEON pursuant to this Section 5.4, the licenses and rights granted hereunder to INFINEON shall remain unaffected for the duration of the TERM.

5.5

If INFINEON terminates this AGREEMENT pursuant to Section 5.3 or 5.4, BALANCING PAYMENT NO. 1, and BALANCING PAYMENT NO. 2, to the extent not already paid, and any other BALANCING PAYMENT that is due but unpaid, shall automatically become due and payable in full on the effective date of such termination.

5.6

The releases given to each PARTY pursuant to Section 3 of this AGREEMENT shall, once granted, be irrevocable and shall not be affected by the expiration or termination of this AGREEMENT. Sections 1, 3 and 7 shall survive the expiration or termination of this AGREEMENT.

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6.	Acquisition; Transfer; Spin-off

6.1	A PARTY acquiring a THIRD PARTY

If, after the EFFECTIVE DATE, a PARTY or any of its AFFILIATES (“ACQUIRING PARTY”) either acquires an entity or acquires substantially all of the assets from an entity (“ACQUIRED ENTITY”), the following shall apply:

(a)

The license, release and other rights granted herein to the ACQUIRING PARTY with respect to the LICENSED PATENTS shall apply to products of the ACQUIRED ENTITY, to the extent that such products of the ACQUIRED ENTITY would be considered LICENSED PRODUCTS under this AGREEMENT if they were products of the ACQUIRING PARTY.

(b)

In the event that, at the date of the acquisition, the ACQUIRED ENTITY is licensed by the other PARTY to this AGREEMENT through an existing license agreement covering the same LICENSED PRODUCTS and LICENSED PATENTS, or parts thereof, as licensed under this AGREEMENT (“PRIOR LICENSE AGREEMENT”), pursuant to which payments are to be made by the ACQUIRED ENTITY to the other PARTY, the following shall apply: In order to avoid double payment for the same license, the BALANCING PAYMENTS to be made under this AGREEMENT shall prevail over payments or royalties to be made under the PRIOR LICENSE AGREEMENT to the extent both agreements cover the same LICENSED PATENTS and LICENSED PRODUCTS. To the extent the PRIOR LICENSE AGREEMENT covers LICENSED PATENTS or LICENSED PRODUCTS not subject to this AGREEMENT, the royalties or other payments due for that scope of the PRIOR LICENSE AGREEMENT shall continue to be made by the ACQUIRING PARTY or ACQUIRED ENTITY to the other PARTY pursuant to the payment terms of the PRIOR LICENSE AGREEMENT.

(c)

The other PARTY to this AGREEMENT shall have the right to terminate the application of the license in Section 6.1(a) to products of the ACQUIRED ENTITY based on a pending patent infringement suit or alleged patent infringement pursuant to a notice letter involving the ACQUIRED ENTITY or any of its SUBSIDIARIES and the other PARTY to this AGREEMENT or any of its SUBSIDIARIES whether or not related to any of the LICENSED PATENTS or LICENSED PRODUCTS.

6.2	A PARTY being acquired by a THIRD PARTY

If one PARTY (the “ACQUIRED PARTY”) is acquired by a THIRD PARTY (“ACQUIRING ENTITY”):

(a)	the ACQUIRED PARTY shall promptly give notice of such acquisition to the other PARTY; and

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(b)

the license granted to the ACQUIRED PARTY and all sublicenses (if any) granted to the ACQUIRED PARTY’S remaining AFFILIATES shall automatically become limited to apply to those LICENSED PRODUCTS, including error corrections and minor adaptations pursuant to customer requirements which are created by the ACQUIRED PARTY in the normal course of business, that have been marketed by said ACQUIRED PARTY (or, in the case of an AFFILIATE, by such AFFILIATE) within the licenses granted in this AGREEMENT (or within the sublicense in the case of an AFFILIATE) prior to such acquisition; and

(c)

following such acquisition, the license granted to the ACQUIRED PARTY shall be limited in the twelve (12) months immediately following such acquisition to a volume of LICENSED PRODUCTS having an aggregate net selling price equal to no more than the aggregate net selling price of such LICENSED PRODUCTS in the twelve (12) months preceding such acquisition plus ten percent (10%) and shall be limited, in each of the successive twelve-month periods following such acquisition, to a volume of LICENSED PRODUCTS having an aggregate net selling price equal to no more than the aggregate net selling price of such LICENSED PRODUCTS for the immediately preceding twelve-month period plus ten percent (10%).

In the event the ACQUIRING ENTITY is a COMPETITOR or a supplier to a COMPETITOR of the other PARTY or any of its AFFILIATES at the time of the acquisition, then such other PARTY shall have the right to terminate this AGREEMENT with immediate effect by giving written notice to the ACQUIRED PARTY within ninety (90) calendar days from receiving written notice of the acquisition. In the event of a disagreement between the ACQUIRED ENTITY and such other PARTY regarding whether the ACQUIRING ENTITY is a COMPETITOR or a supplier to a COMPETITOR, the ACQUIRED PARTY shall have the burden of proof of establishing that the ACQUIRING ENTITY is neither a COMPETITOR nor a supplier to a COMPETITOR of such other PARTY.

If INFINEON terminates this AGREEMENT pursuant to the foregoing sentence, then BALANCING PAYMENT NO. 1, and BALANCING PAYMENT NO. 2, to the extent not already paid, and any other BALANCING PAYMENT that is due but unpaid, shall immediately become due and payable in full.

Notwithstanding the foregoing, except for BALANCING PAYMENT NO. 1, and BALANCING PAYMENT NO. 2, if INFINEON terminates this AGREEMENT pursuant to this Section 6.2, then any BALANCING PAYMENT, which had already been paid for the year during which such termination occurs, shall be subject to a pro rata refund. The amount of such refund shall be calculated by multiplying the amount of the applicable BALANCING PAYMENT by a fraction whose numerator is the number of calendar days remaining in the calendar year and whose denominator is 365. INFINEON shall pay such refund within thirty (30) calendar days after receipt of a proper invoice issued upon termination of this AGREEMENT pursuant to this Section 6.2. As an example, if this AGREEMENT is terminated after BALANCING PAYMENT NO. 4 is made and there are two hundred (200) calendar days remaining in the calendar year 2019, then INFINEON shall pay a refund of [***] to MAGNACHIP.

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In the event of a PRIOR LICENSE AGREEMENT between the ACQUIRING ENTITY and the other PARTY, pursuant to which royalties or other payments are to be made by the ACQUIRING ENTITY to the other PARTY, such royalties or other payments shall continue to be made by the ACQUIRING ENTITY to the other PARTY pursuant to the payment terms of the PRIOR LICENSE AGREEMENT.

6.3	If, subsequent to the EFFECTIVE DATE, a PARTY (the “TRANSFERRING PARTY”) either:

(i)	transfers a business unit producing LICENSED PRODUCTS or a product line with LICENSED PRODUCTS to a THIRD PARTY without transferring the SUBSIDIARY to said THIRD PARTY; or

(ii)

spins off a SUBSIDIARY producing LICENSED PRODUCTS (either by disposing of it to a THIRD PARTY or in any other manner reducing ownership or control so that the spun-off entity is no longer a SUBSIDIARY of the TRANSFERRING PARTY) (in each case of (i) and (ii) above, the THIRD PARTY transferee or spun-off ex-SUBSIDIARY hereinafter referred to as “RECIPIENT”), then the following shall apply:

After written request made jointly by the TRANSFERRING PARTY and the RECIPIENT to the other PARTY hereto, which is made within one hundred and twenty (120) calendar days following the effective date of such transfer or spin off (the “TRANSFER NOTICE”), the other PARTY hereto shall grant a license at no further cost (otherwise under the same terms as the license granted to the TRANSFERRING PARTY herein) to the RECIPIENT under its LICENSED PATENTS, provided that:

(a)

the license shall be as broad as the scope of the license granted herein to the TRANSFERRING PARTY, but no broader than necessary to cover the particular LICENSED PRODUCTS, assets and/or business being transferred or spun off, of the ex-SUBSIDIARY, including derivatives thereof and extensions thereto created pursuant to the normal course of business; and

(b)

the RECIPIENT shall grant to such other PARTY a royalty-free license (under the same terms as the license granted to such other PARTY herein) under all RECIPIENT LICENSED PATENTS for all LICENSED PRODUCTS of such other PARTY;

(c)	this Section 6.3, Section 3, Section 4 and Section 5.2 shall be omitted from the license granted to the RECIPIENT; and

(d)	the license granted to the RECIPIENT and granted by the RECIPIENT to the other PARTY shall terminate if the license granted to the TRANSFERRING PARTY terminates or is terminated for any reason.

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Any payments under this AGREEMENT shall continue to be made by the TRANSFERRING PARTY to the other PARTY, unless upon written request made jointly by the TRANSFERRING PARTY and the RECIPIENT, the other PARTY agrees in writing to receive a certain portion of any payments due hereunder directly from the RECIPIENT.

Notwithstanding the foregoing, if the RECIPIENT is a COMPETITOR or a supplier to a COMPETITOR of the other PARTY or any of its AFFILIATES at the time of the transfer or spin-off, as applicable, then such other PARTY shall have the right to contest its obligation under this Section 6.3 to grant a license to the RECIPIENT by providing written notice (the “CONTEST NOTICE”) to the TRANSFERRING PARTY within ninety (90) calendar days after delivery of the TRANSFER NOTICE. For a period of sixty (60) calendar days after delivery of the CONTEST NOTICE, such other PARTY, the TRANSFERRING PARTY and the RECIPIENT shall engage in good faith discussions to resolve the issue. In the event of a disagreement regarding whether the RECIPIENT is a COMPETITOR or a supplier to a COMPETITOR, the TRANSFERRING PARTY shall have the burden of proof of establishing that the RECIPIENT is neither a COMPETITOR nor a supplier to a COMPETITOR of such other PARTY. If the three parties are unable to resolve the issue within such sixty (60) day period, then such other PARTY shall not be obligated under this Section 6.3 to grant a license to the RECIPIENT.

In the event that the transfer of a business unit contemplated in this Section 6.3 consists of or includes all or substantially all of the MAGNACHIP POWER BUSINESS LINE, then INFINEON, MAGNACHIP and the RECIPIENT shall engage in good faith discussions for the purpose of assigning MAGNACHIP’s rights and obligations under this AGREEMENT to the RECIPIENT under substantially the same terms and conditions of this AGREEMENT; provided that, if the RECIPIENT is a COMPETITOR or a supplier to a COMPETITOR of INFINEON or any of its AFFILIATES at the time of the transfer or spin-off, as applicable, then the immediately preceding paragraph shall nevertheless apply.

7.	Miscellaneous

7.1	Either PARTY shall be free to assign or grant any right under any of its LICENSED PATENTS provided that the licenses and rights granted hereunder remain unaffected.

7.2

Without prejudice to Sections 6.2 and 6.3, neither PARTY shall assign any of its rights (other than the right to receive payments) or delegate any of its obligations under this AGREEMENT. Any attempt to do so shall be void. However, a PARTY which undergoes reorganization may assign such rights and delegate such obligations to its legal successor, provided that after the reorganization, the successor and its SUBSIDIARIES will have essentially the same assets as such PARTY and its SUBSIDIARIES had prior to the reorganization.

7.3

Notices and other communications shall be in writing and shall be deemed duly given (a) if by facsimile, on the date of written confirmation of receipt by facsimile, e-mail or otherwise, or (b) on the third (3rd) business day following the date of dispatch if delivered utilizing a express courier service by a recognized international courier. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice:

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For INFINEON:	For MAGNACHIP:
Vice President Intellectual Property	General Counsel
Infineon Technologies AG	MagnaChip Semiconductor, Ltd.
[***]	[***]
Fax: [***]	Fax: [***]
Email: [***]	Email: [***]

with a copy to

Infineon Technologies AG

Legal Department

[***]

Fax: [***]

E-mail: [***]

7.4

Each PARTY represents and warrants that it has the full right and power to grant the licenses and releases set forth in Sections 2 and 3. Neither PARTY makes any other representation or warranty, express or implied, nor shall either PARTY have any liability in respect of any infringement of patents or other rights of THIRD PARTIES due to the other PARTY’s operation under the license herein granted. In no event shall either PARTY be liable to the other PARTY by reason of this AGREEMENT or any breach or termination of this AGREEMENT for any loss of profits or revenue, business interruptions, cost of capital or any special, incidental or consequential damages. INFINEON represents and warrants that it has the proper power and authority to cause its AFFILIATES to comply with Section 2.1, and INFINEON hereby agrees to cause such AFFILIATES to comply with Section 2.1. MX represents and warrants that it has the proper power and authority to cause MAGNACHIP’s AFFILIATES to comply with Section 2.2, and MX hereby agrees to cause such AFFILIATES to comply with Section 2.2.

7.5	In particular, without limitation, nothing contained in this AGREEMENT shall be construed as:

(a)	restricting the right of a PARTY to make, use, sell, lease of otherwise dispose of any particular product or products not herein licensed;

(b)

an admission by a PARTY, or a warranty or representation of a PARTY, as to the validity and/or scope of the LICENSED PATENTS, or a limitation of a PARTY to contest, in any proceeding the validity and/or scope thereof;

(c)

a warranty or representation by a PARTY that any manufacture, use, import, sale, lease or other disposition of LICENSED PRODUCTS will be free from infringement of any patent or other intellectual property rights, other than the LICENSED PATENTS; or

(d)	an admission by a PARTY that it has infringed any patent or other intellectual property rights of the other PARTY.

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7.6

Neither PARTY shall have any obligation hereunder to institute any action or suit against THIRD PARTIES for infringement of any of its LICENSED PATENTS or to defend any action or suit brought by a third party which challenges or concerns the validity of any of its LICENSED PATENTS. Neither PARTY shall have any right to institute any action or suit against THIRD PARTIES for infringement of any of the other PARTY’S LICENSED PATENTS. Neither PARTY, nor any of its AFFILIATES, is required to file any patent application, or to secure any patent or patent rights, or to maintain any patent in force.

7.7

This AGREEMENT including the arbitration agreement in Section 7.8 shall be subject to the substantive law in force in the State of New York, USA, without reference to its conflicts of law provisions. The application of the United Nations Convention on Contracts for the International Sale of Goods of April 11, 1980 shall be excluded.

7.8

All disputes arising out of or in connection with this AGREEMENT, including any question regarding its existence, validity or termination, shall be settled finally by arbitration under the Rules of Arbitration of the International Chamber of Commerce, Paris (“ICC”) / (“Rules”) by three arbitrators without recourse to the courts of any jurisdiction. Each PARTY shall nominate one arbitrator and the two party nominated arbitrators shall nominate the chairman within thirty (30) calendar days. In case the two party nominated arbitrators are unable to nominate a chairman, he/she shall be nominated by the ICC in accordance with the Rules. Place of Arbitration shall be Zurich, Switzerland. The language to be used in the arbitration proceeding shall be English. The arbitration award shall be rendered in writing and shall be binding upon the PARTIES. Nothing in this AGREEMENT shall preclude either PARTY from seeking interim measures of protection in any court of competent jurisdiction. The courts at the place of arbitration shall not have exclusive jurisdiction to entertain such applications. Notwithstanding anything in this Section 7.8 to the contrary, a PARTY or any AFFILIATE of a PARTY shall be free to enforce this AGREEMENT, or any of the terms or conditions hereof, before any judicial, administrative or other body in which the other PARTY, any AFFILIATE of such other PARTY or any successor in interest to any of such other PARTY’s LICENSED PATENTS has asserted or claimed that such PARTY or any AFFILILATE of such PARTY is or may be infringing one or more of such other PARTY’s LICENSED PATENTS.

7.9

This AGREEMENT shall not be binding upon the PARTIES until it has been signed by or on behalf of each PARTY. No amendment or modification hereof shall be valid or binding upon the PARTIES unless made in writing and signed as aforesaid, except that either PARTY may amend its address in Section 7.3 by written notice to the other PARTY. The requirement of the written form itself can only be waived in writing.

7.10

Neither PARTY shall use or refer to this AGREEMENT or any of its provisions in any promotional activity, public announcement, press release or other communication with THIRD PARTIES. Notwithstanding the foregoing, each PARTY may disclose the existence of this AGREEMENT and what products are LICENSED PRODUCTS to THIRD PARTY customers and/or potential customers who have a reasonable need to know such information and who are bound to confidentiality obligations not less stringent than the obligations of this AGREEMENT.

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During the TERM, each PARTY agrees not to disclose any term or condition of this AGREEMENT, as well as any information provided hereunder by a PARTY in performance of its obligations hereunder, to any THIRD PARTY without the prior written consent of the other PARTY. This obligation is subject to the following exceptions:

(a)	disclosure is permissible if required by government or court order, provided the PARTY required to disclose first gives the other PARTY prior written notice to enable it to seek a protective order;

(b)	disclosure is permissible if otherwise required by law;

(c)	disclosure is permissible if required to enforce rights under this AGREEMENT;

(d)	each PARTY may use similar terms and conditions in other agreements;

(e)

each PARTY may disclose, subject to a written confidentiality agreement or other legally binding confidentiality obligation (such as an attorney’s duty of confidentiality), this AGREEMENT to its accountants, attorneys and financial advisors, solely to the extent necessary for the performance of their services, and a redacted version of this AGREEMENT limited to the scope of the licenses and releases granted hereunder to its present or future providers of venture capital and/or potential investors in or acquirers of such PARTY, any of its AFFILIATES or product lines which qualify under Section 6.

7.11

If any provision of this AGREEMENT is held to be invalid, illegal or unenforceable under applicable law the remaining provisions shall continue to be in full force and effect. The PARTIES undertake to replace the invalid provision or parts thereof by a new provision which will meet as closely as possible the economic effect intended by the PARTIES at the time of execution of this AGREEMENT.

7.12	This AGREEMENT embodies the entire understanding of the PARTIES with respect to the LICENSED PATENTS, and replaces any prior oral or written communications between them.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the PARTIES hereto have caused this AGREEMENT to be executed by their respective duly authorized representatives:

MagnaChip Semiconductor, Ltd.		Infineon Technologies AG

Date: May 31, 2017		Date: June 16, 2017

By:	/s/ Theodore S. Kim	By:	/s/ [***]
Name: Theodore S. Kim		Name: [***]
Title: Executive Vice President & General Counsel		Title: Director & Corporate Legal Counsel

By:	/s/ Woung Moo Lee	By:	/s/ [***]
Name: Woung Moo Lee		Name: [***]
Title: Executive Vice President & General Manager of SPG		Title: Senior Director

AGREED only with respect to Section 7.4 of this AGREEMENT:

MagnaChip Semiconductor Corporation

Date: May 31, 2017

By:	/s/ Theodore S. Kim
Name: Theodore S. Kim
Title: Executive Vice President & General Counsel

By:	/s/ Woung Moo Lee
Name: Woung Moo Lee
Title: Executive Vice President & General Manager of SPG

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ANNEX 1

[***]

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